                                                                    EXHIBIT 23.6

                                  CONSENT FORM
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I, Jacob Worenklein, hereby consent to the inclusion of my name as a nominee director of Ormat Technologies Inc. (the "company") and to the inclusion of my biographical information in the company's Amendment No. 1 to Registration
Statement on Form S-1 (File No. 333-117527) filed with the Securities Exchange
Commission.

Date: September 22, 2004

Name:   Jacob Worenklein
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Signature: /s/ Jacob Worenklein
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